UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2021

ALLIED ESPORTS ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38266	82-1659427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17877 Von Karman Avenue, Suite 300

Irvine, California, 92614

(Address of Principal Executive Offices) (Zip Code)

(949) 265-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AESE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 11, 2021, WPT Enterprises, Inc. (“WPTE”), a wholly-owned subsidiary of Allied Esports Entertainment, Inc. (“AESE”), entered into an agreement (the “Amendment”) with Fox Sports Net, LLC (as successor-in-interest to National Sports Programming) (“FSN”) to amend certain provisions of the Program Production and Televising Agreement, dated as of July 25, 2008 (as amended from time to time, the “ClubWPT Agreement”) and the Network Distribution Agreement, dated as of May 24, 2016 (as amended from time to time, the “Network Agreement”, and together with the ClubWPT Agreement, the “Agreements”). The Amendment makes certain amendments to the Agreements, including, but not limited to:

(i)	Allowing WPTE to use $257,500 owed from WPTE to FSN in connection with FSN’s revenue share arrangement with WPTE’s ClubWPT online subscription product (“ClubWPT”), for the on- or off-line marketing and promotion of ClubWPT;

(ii)	Clarifying that the final season of the WPT television show (the “Show”) to be aired on FSN under the current Network Agreement would be Season 18, to be produced between February 1, 2021 and December 31, 2021;

(iii)	Lowering FSN’s net revenue share percentage in ClubWPT from 45% to 35% for Season 18 of the Show; and

(iv)	Adjusting FSN’s exclusive bargaining window with regard to the rights to air new seasons of the Show so that it commences on March 15, 2021 and ends on May 15, 2021.

The remaining terms of the Agreements, previously reported in the Company’s Current Report on Form 8-K filed with the SEC on August 15, 2019, remain in effect.

The foregoing description of the Amendment is qualified in its entirety by reference thereto, which is filed as Exhibit 10.1 to this Current Report, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Letter Agreement dated February 11, 2021 by and between WPT Enterprises, Inc. and Fox Sports Net, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2021

ALLIED ESPORTS ENTERTAINMENT, INC.

By:	/s/ Tony Hung
Tony Hung, Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
10.1	Letter Agreement dateds February 11, 2021 by and between WPT Enterprises, Inc. and Fox Sports Net, LLC

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